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                                                                 EXHIBIT (10)(b)



                         INDEPENDENT AUDITORS' CONSENT


       We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 33-43654 of ML of New York Variable Annuity Separate Account A on Form N-4 of our reports on (i) ML Life Insurance Company of New York dated February 24, 1997, and (ii) ML of New York Variable Annuity
Separate Account A dated January 21, 1997, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in the Prospectus, which is a part of such Registration Statement.


/s/ Deloitte & Touche LLP

New York, New York
April 23, 1997